                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 24, 2006

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                     1-16577              38-3150651
(State or other jurisdiction of      (Commission File      (I.R.S. Employer
         incorporation)                  Number)          Identification No.)

          5151 CORPORATE DRIVE, TROY, MICHIGAN                   48098
        (Address of principal executive offices)              (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2006, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition for the three months and year ended December 31, 2005. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the year ended December 31, 2005, as part of its 2005 Annual Report on Form 10-K (the "2005 Form 10-K").

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

During the fourth quarter of 2005, the Company identified errors in connection with the computation of its state tax liability. As a result of this discovery, the Company determined it had understated its state tax accrual by an aggregate amount of $9.5 million for 2002, 2003 and 2004, which resulted in a $5.9 million aggregate reduction in net earnings for those years. Therefore, on January 24, 2006, the Board of Directors concluded that the Company's previously filed financial statements for the years ended December 31, 2002, 2003, and 2004 should no longer be relied upon. The Company intends to restate its financial statements for the years ended December 31, 2002, 2003, and 2004 to reflect a reduction in net earnings of approximately $2.5 million for 2002, $2.4 million for 2003, and $1.0 million for 2004.

The restatements will be effected through the Company's filing of its 2005 Form 10-K. As a result of the above restatements, management expects to report, in the 2005 Form 10-K, a material weakness in internal controls over financial reporting relating to the Company's process for computing its state tax liability.

Because preparation and completion of Flagstar's financial statements in connection with its 2005 Form 10-K and restatements to its previously filed financial statements are ongoing, the financial information presented herein, including the cumulative effects of the errors described above, is preliminary and subject to adjustment.

The Company's Audit Committee has discussed the restatements with management and Virchow, Krause and Company, LLP, the Company's current independent registered public accounting firm. Management has also discussed the restatements with the Company's prior independent registered public accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is being furnished herewith:

Exhibit No. Exhibit Description
----------- -------------------

99.1        Press release text of Flagstar Bancorp, Inc. dated January 24, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FLAGSTAR BANCORP, INC.

     Dated: January 30, 2006            By: /s/ Paul D. Borja
                                            -----------------------------------
                                            Paul D. Borja
                                            Executive Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX



Exhibit No. Exhibit Description
----------- -------------------

99.1        Press release text of Flagstar Bancorp, Inc. dated January 24, 2006.